UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 7, 2011

Soupman, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

005-85426	61-1638630
(Commission File Number)	(IRS Employer Identification No.)

1110 South Avenue, Suite 100
Staten Island, NY 10314

(Address of principal executive offices and zip code)

(212)  768-7687

    (Registrant’s telephone number including area code)

 Passport Arts, Inc.
5147 Mountain Sights
Montreal, Quebec, Canada H3W 2Y1

    (Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On March 7, 2011 Soupman, Inc. (referred to herein as the “Company”) (i) dismissed MaloneBailey, LLP (“MaloneBailey”) as its independent registered public accounting firm responsible for auditing its financial statements and (ii) retained Berman & Company, P.A. (“Berman”) as its new independent registered public accounting firm responsible for auditing its financial statements.

MaloneBailey’s reports on the Company’s financial statements for the two fiscal years ended August 31, 2010 and 2009, respectively, did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, except that the report contained an explanatory paragraph stating that the Company is in the development stage and is yet to attain profitable operations which raised substantial doubt about its ability to continue as a going concern.

The decision to dismiss MaloneBailey and retain Berman was recommended and unanimously approved by the Company’s board of directors.

In connection with the audits of the Company’s financial statements for the fiscal years ended August 31, 2010 and 2009, and in the subsequent interim period through March 7, 2011 (the date of dismissal of the former accountant), there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such years.  During the fiscal year ended August 31, 2010 and through March 7, 2011, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K. During the fiscal year ended August 31, 2010 and through March 7, 2011, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through March 7, 2011 (the date of engagement), the Company did not consult with Berman regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in either case where written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or with any of the matters outlined in Item 304(a)(2)(ii) of Regulation S-K.

The Company provided MaloneBailey with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested MaloneBailey to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of MaloneBailey’s letter dated March 10, 2011, is attached hereto as Exhibit 16.1.

Previously on March 1, 2011  the Company dismissed Child VanWagoner & Bradshaw PLLC (“CVWB”), the independent registered public accounting firm which had been responsible for auditing the financial statements of its wholly owned subsidiary, The Original Soupman, Inc. (“OSM”) for the two fiscal years ended December 31, 2008 and 2009, respectively.  CVWB’s reports on OSM’s financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, except that the reports contained an explanatory paragraph stating that OSM had  yet to attain profitable operations which raised substantial doubt about its ability to continue as a going concern.

The decision to dismiss CVWB was recommended and unanimously approved by the Company’s and OSM’s respective board of directors.

In connection with the audits of the OSM’s financial statements for the fiscal years ended December 31, 2009 and 2008, and in the subsequent interim period through March 1, 2011 (the date of dismissal of the former accountant), there were no disagreements with CVWB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on OSM’s financial statements for such years.  During the fiscal years ended December 31, 2009 and 2008 and through March 7, 2011, there were no reportable events as the term is described in Item 304(a)(1)(iv) of Regulation S-K. During the fiscal year ended ended December 31, 2009 and 2008 and through March 1, 2011, there were no events otherwise reportable under Item 304(a)(1)(v) of Regulation S-K.

The Company provided CVWB with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”), and requested CVWB to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company above, and if not, stating the respects in which it does not agree. A copy of CVWB’s letter will be filed by amendment within two days of receipt thereof.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a)-(c)    Not applicable.

(d)           Exhibits.

Exhibit No.	Description

16.1	Letter dated March 10, 2011, from MaloneBailey, LLP to the Securities and Exchange Commission.

16.2	Letter from Child, VanWagoner & Bradshaw PLLC to the Securities and Exchange Commission. *

*To be filed by amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUPMAN, INC.

Dated: March 11, 2011	By:	/s/ Arnold Casale
Name: Arnold Casale
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated March 10, 2011, from MaloneBailey, LLP to the Securities and Exchange Commission.

16.2	Letter from Child, VanWagoner & Bradshaw PLLC to the Securities and Exchange Commission. *

*To be filed by amendment